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                                                                   EXHIBIT 10.49

                                CHICO'S FAS, INC.

                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


                                    ARTICLE 1

                                     GENERAL

         1.1 PURPOSE. The purpose of the Chico's FAS, Inc. Non-Employee Directors' Stock Option Plan is to secure for Chico's FAS, Inc. and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors of the Company who are not employees of the Company or any of its Subsidiaries.

         1.2 MAXIMUM NUMBER OF SHARES. The maximum number of shares of Common Stock that may be offered under the Plan is 150,000, subject to adjustment as provided in Section 3.1 below. The Common Stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its Subsidiaries. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

         1.3 DEFINITIONS. The following words and terms as used herein shall have that meaning set forth therefor in this Section 1.3 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

                  1.3.1 "BOARD" or "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                  1.3.2 "CODE" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

                  1.3.3 "COMMITTEE" is defined in Section 1.4.

                  1.3.4 "COMMON STOCK" shall mean the common stock of the Company.

                  1.3.5 "COMPANY" shall mean Chico's FAS, Inc. and its successors.

                  1.3.6 "EFFECTIVE DATE" is defined in Section 3.9.

                  1.3.7 "FAIR MARKET VALUE" of the shares of Common Stock shall mean the closing price, on the date in question (or, if no shares are traded on such day, on the next preceding day on which shares were traded), of the Common Stock on the principal securities exchange in the United

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States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the closing price on such day in the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Committee in good faith and based on all relevant factors.

                  1.3.8 "NSO" shall mean a nonqualified stock option granted in accordance with the provisions of Article 2 of this Plan.

                  1.3.9 "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board of Directors who is not an employee of the Company or any Subsidiary.

                  1.3.10 "OPTION" shall mean an NSO, as defined in Section 1.3.8 above.

                  1.3.11 "OPTIONEE" shall mean a Non-Employee Director to whom an Option is granted under the Plan.

                  1.3.12 "PLAN" shall mean the Chico's FAS, Inc. Non-Employee Directors' Stock Option Plan, as set forth herein and as amended from time to time.

                  1.3.13 "SUBSIDIARY" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

         1.4 ADMINISTRATION. The Plan shall be administered by the Board or by a committee of two or more members of the Board, as may be designated as such by the Board (in either case, referred to for purposes of this Plan as the "Committee").

                  1.4.1 The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan. The Committee shall, subject to the provisions of the Plan, grant Options, and have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee.

                  1.4.2 To the fullest extent permitted by law, each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be


                                       2.

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a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the person shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         1.5 ELIGIBILITY REQUIREMENTS. Each Non-Employee Director shall be eligible to receive Options in accordance with Article 2 below. The adoption of this Plan shall not be deemed to give any director any right to or be granted options to purchase Common Stock, except to the extent and upon such terms and conditions as set forth in this Plan.


                                    ARTICLE 2

                         TERMS AND CONDITIONS OF OPTIONS

         2.1 GRANT. Options granted under the Plan shall be evidenced by an agreement in such form as the Board or the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the terms and conditions set forth under this Article 2.

         2.2 NONQUALIFIED STOCK OPTIONS. Options granted under the Plan shall be an NSO which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Code.

         2.3      AUTOMATIC GRANTS.

                  2.3.1 Each Non-Employee Director shall be granted an Option for 10,000 shares of Common Stock upon his or her initial appointment to the Board. In addition, each year, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who is then reelected or who is continuing as a member of the Board after the adjournment of the Annual Meeting shall be granted an Option for 10,000 shares of Common Stock.

                  2.3.2 The Option exercise price for each such automatic grant shall be the Fair Market Value of the Common Stock on the date of the grant of the Option.

                  2.3.3 One hundred percent (100%) of the total number of shares of Common Stock covered by an automatic grant Option shall become exercisable beginning with the date which is six (6) months after the date of the grant of the Option and shall be exercisable by the Non-Employee Director for a period of ten (10) years from the date of grant. Not less than one hundred (100) shares



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may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

                  2.3.4 Notwithstanding the foregoing, no automatic grant Option or any part of an automatic grant Option shall be exercisable (a) before the Non-Employee Director has served one term-year as a member of the Board (as used herein, the term "term-year" means that period from one Annual Meeting to the subsequent Annual Meeting), (b) after the expiration of ten (10) years from the date the Option was granted, and (c) unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise.

         2.4 DISCRETIONARY GRANTS. The Committee may also make discretionary grants of Options to Non-Employee Directors. The number of shares of Common Stock underlying such discretionary Options and the exercise price, vesting and other terms and conditions of such Options shall be determined by the Committee at the time such Options are granted.

         2.5 METHOD OF EXERCISE. An Option may be exercised by a Non-Employee Director during such time as may be permitted by the Option and the Plan by providing written notice to the Board and tendering the purchase price in accordance with the provisions of Section 2.6, and complying with any other exercise requirements contained in the Option or promulgated from time to time by the Board.

         2.6 METHOD OF PAYMENT. Each Option shall state the method of payment of the Option price upon the exercise of the Option. The method of payment stated in the Option shall include payment in full (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (b) in the discretion of and in the manner determined by the Board, by the delivery of shares of Common Stock already owned by the Optionee, (c) by any other legally permissible means acceptable to the Board at the time of the grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions), or (d) in the discretion of the Board, through a combination of (a), (b) and (c) of this Section 2.6. If the option price is paid in whole or in part through the delivery of shares of Common Stock, the decision of the Board with respect to the Fair Market Value of such shares shall be final and conclusive.

         2.7 DEATH OR OTHER TERMINATION OF POSITION AS A DIRECTOR. Subject to the specific term, vesting and exercise provisions of Section 2.5:

                  2.7.1 In the event that a Non-Employee Director (a) is removed as a director for dishonesty or violation of his or her fiduciary duty to the Company, (b) voluntarily resigns under or followed by such circumstances as would constitute a violation of his or her fiduciary duty to the Company, or (c) commits an act of dishonesty not discovered by the Company prior to the cessation of his or her services as a director of the Company but that would have resulted in his or her removal if discovered prior to such date, then forthwith from the happening of any such event, any Option then



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held by him or her and which was issued under this Plan shall terminate and become void to the extent that it then remains unexercised.

                  2.7.2 If a person shall cease to be a director of the Company as a result of such person's death or disability while such person is a member of the Board of Directors and before the date of expiration of the Option, the Option shall terminate and all rights to exercise thereunder shall terminate on the earlier of (i) such date of expiration or (ii) one year following the date of such death or disability. After the death of the director, his executors or administrators, or any person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option pursuant to its terms.

                  2.7.3 If a person shall cease to be a director of the Company for any reason other than one or more of the reasons set forth in sections 2.7.1 and 2.7.2 and before the date of expiration of the Option, the Option shall terminate and all rights to exercise thereunder shall terminate on the earlier of (i) such date of expiration or (ii) one (1) year following the date such person ceases to be a director of the Company.

                  2.7.4 If prior to the time a person shall cease to be a director of the Company, there shall occur a change in control of the Company and at such time shares of Common Stock remain subject to the Option, then the Option shall become immediately exercisable without regard to the other vesting provisions of the Option and such exercisability shall thereafter terminate only at the end of the initial term of the Option without regard to the other provisions of this article 2. For purposes hereof, a "change in control" of the Company shall mean a change in control of a nature that would be required to reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1933 (the "Exchange Act") as in effect on the date hereof; provided, that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act and other than the persons who are directors on the date of the Option) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof.

                  2.7.5 In the event any Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.

         2.8 TRANSFERABILITY OF OPTIONS. The Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him or her.


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         2.9      DELIVERY OF CERTIFICATES REPRESENTING SHARES. As soon as
practicable after the exercise of an Option, the Company shall deliver, or cause to be delivered, to the Non-Employee Director exercising the Option, a certificate or certificates representing the shares of Common Stock purchased upon the exercise. Certificates representing shares of Common Stock to be delivered to a Non-Employee Director shall be registered in the name of such director.

         2.10 RIGHTS AS A STOCKHOLDER. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her Option until the date on which he or she becomes a record owner of the shares purchased upon the exercise of the Option (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date.


                                    ARTICLE 3

                                  MISCELLANEOUS

         3.1      STOCK ADJUSTMENTS.

                  3.1.1 In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares of Common Stock covered by each outstanding Option, and the purchase price per share of Common Stock covered by each outstanding Option shall be proportionately and appropriately adjusted for any such increase or decrease.

                  3.1.2 Subject to any required action by the stockholders, if any change occurs in the Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Common Stock, then, in any such event, the number and type of shares covered by each outstanding Option, and the purchase price per share of Common Stock covered by each outstanding Option, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate.

                  3.1.3 In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.


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                  3.1.4 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive.

                  3.1.5 Except as hereinabove expressly provided in this Section 3.1, a Non-Employee Director shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

                  3.1.6 The existence of the Plan, and the grant of any Option pursuant to the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         3.2 LISTING AND REGISTRATION OF COMMON STOCK. Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Common Stock covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 3.2 become operative, and if, as a result thereof, the exercise of an Option is delayed, then and in that event, the term of the Option shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         3.3 TERM OF THE PLAN. The Plan shall terminate upon the earlier of the following dates or events: (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) ten years from the Effective Date.

         3.4 AMENDMENT OF THE PLAN; TERMINATION. The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to Options, suspend, discontinue or terminate the Plan or revise or amend it in any respect whatsoever.

         3.5 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Options will be used for general corporate purposes.



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         3.6      NO OBLIGATION TO EXERCISE. The granting of any Option under the Plan shall impose no obligation upon any Optionee to exercise such Option.

         3.7 NO IMPLIED RIGHTS TO DIRECTORS. Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained as a Director or in any other capacity.

         3.8 WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         3.9 CONDITIONS PRECEDENT TO EFFECTIVENESS. The Plan shall become effective upon the adoption of the Plan by the Board of Directors.



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